SUPPLEMENT TO THE PROSPECTUS

Supplement dated October 10, 2024, to the Prospectus dated September 27, 2024.

MFS® Managed Wealth Fund

Effective immediately, the following is added after the tables in the sub-sections entitled "Portfolio Manager(s)" under the main headings entitled "Summary of Key Information" and "Management of the Fund":

Effective December 31, 2024, Mike Roberge will no longer be a portfolio manager of the fund.

Effective December 31, 2024, all references to "committee of portfolio managers" are hereby replaced with references to "portfolio managers."

MGW-SUP-I-101024